UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 16, 2008

                               OC Financial, Inc.
                               ------------------
             (Exact Name of Registrant as Specified in its Charter)

        Maryland                        000-51209                20-2111183
-----------------------------     ------------------------     --------------
(State or Other Jurisdiction)       (Commission File No.)    (I.R.S. Employer
    of Incorporation)                                       Identification No.)


6033 Perimeter Drive, Dublin, Ohio                                 43017
----------------------------------                                 -----
 (Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (800) 678-6228
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

On June 16, 2008, shareholders of OC Financial, Inc. approved the proposed merger with First Place Financial Corp. at its annual meeting of shareholders. Shareholders of OC Financial, Inc. also reelected directors Robert W. Hughes, Thomas H. Lagos and Thomas J. Parliment, and ratified the appointment of its independent registered public accounting firm, Beard Miller Company LLP. The press release is filed as Exhibit 99.1 to this report.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (d)   Exhibits.

     The following exhibits are filed as part of this report:

Exhibit
Number       Description
---------    ------------------------------------------------------------------
99.1         Press Release dated June 17, 2008

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       OC FINANCIAL, INC.



DATE: June 17, 2008                    By: /s/ Diane M. Gregg
                                           ------------------------------------
                                           Diane M. Gregg
                                           President and Chief Executive Officer